Sub-Item 77Q1: Exhibits

(a) Copies of any material amendments to the registrant's charter or by-laws

Amended and Restated Schedule A to Amended and Restated Agreement and Declaration of Trust of FundVantage Trust (the "Trust") was previously filed with the Securities and Exchange Commission ("SEC") as exhibit 28 B(a)(iii) to Post-Effective Amendment No. 95 to the Trust's Registration Statement on Form N-1A ("Registration Statement") filed with the SEC on March 19, 2014 (SEC Accession No. 0001104659-14-020990) and incorporated herein by reference.

Amended and Restated Schedule A to Amended and Restated Agreement and Declaration of Trust of FundVantage Trust (the "Trust") was previously filed with the Securities and Exchange Commission ("SEC") as exhibit 28 B(a)(iii) to Post-Effective Amendment No. 99 to the Trust's Registration Statement on Form N-1A ("Registration Statement") filed with the SEC on May 15, 2014 (SEC Accession No. 0001104659-14-039428) and incorporated herein by reference.

(e) Copies of any new or amended registrant investment advisory contracts

Form of Investment Advisory Agreement with Mount Lucas Management LP was previously filed with the SEC as exhibit 28(d)(xxiv) to Post-Effective Amendment No. 88 to the Trust's Registration Statement filed with the SEC on November 6, 2013 (SEC Accession No. 0001104659-13-081733) and incorporated herein by reference.

Form of Investment Advisory Agreement with SkyBridge Capital II, LLC was previously filed with the SEC as exhibit 28(d)(xxv) to Post-Effective Amendment No. 92 to the Trust's Registration Statement filed with the SEC on January 14, 2014 (SEC Accession No. 0001104659-14-002287) and incorporated herein by reference.

Form of Amended and Restated Schedule A and B to the Investment Advisory Agreement with WHV Investment Management, Inc. (formerly, Wentworth, Hauser and Violich, Inc.) was previously filed with the SEC as exhibit 28(d)(iii)(B) to Post-Effective Amendment No. 95 to the Trust's Registration Statement filed with the SEC on March 19, 2014 (SEC Accession No. 0001104659-14-020990) and incorporated herein by reference.

Investment Advisory Agreement with Private Capital Management, L.P. was previously filed with the SEC as exhibit 28(d)(vii) to Post-Effective Amendment No. 95 to the Trust's Registration Statement filed with the SEC on March 19, 2014 (SEC Accession No. 0001104659-14-020990) and incorporated herein by reference.

Form of Amended and Restated Schedule A and B to the Investment Advisory Agreement with Asset Management Group of Bank of Hawaii was previously filed with the SEC as exhibit 28(d)(ix)(B) to Post-Effective Amendment No. 95 to the Trust's Registration Statement filed with the SEC on March 19, 2014 (SEC Accession No. 0001104659-14-020990) and incorporated herein by reference.

Amended and Restated Schedule A and B to Investment Advisory Agreement with DuPont Capital Management Corporation was previously filed with the SEC as exhibit 28(d)(xi)(B) to Post-Effective Amendment No. 95 to the Trust's Registration Statement filed with the SEC on March 19, 2014 (SEC Accession No. 0001104659-14-020990) and incorporated herein by reference.

Investment Advisory Agreement with Choice Financial Partners, Inc. d/b/a EquityCompass Strategies was previously filed with the SEC as exhibit 28(d)(xviii) to Post-Effective Amendment No. 95 to the Trust's Registration Statement filed with the SEC on March 19, 2014 (SEC Accession No. 0001104659-14-020990) and
incorporated herein by reference.

Sub-Advisory Agreement made by and among the Trust, WHV Investment Management, Inc. and Seizert Capital Partners, LLC was previously filed with the SEC as exhibit 28(d)(xix) to Post-Effective Amendment No. 95 to the Trust's Registration Statement filed with the SEC on March 19, 2014 (SEC Accession No. 0001104659-14-020990) and incorporated herein by reference.

Investment Advisory Agreement with Sirios Capital Management, L.P. was previously filed with the SEC as exhibit 28(d)(xx) to Post-Effective Amendment No. 95 to the Trust's Registration Statement filed with the SEC on March 19, 2014 (SEC Accession No. 0001104659-14-020990) and incorporated herein by reference.

Investment Advisory Agreement with BRAM US LLC was previously filed with the SEC as exhibit 28(d)(xxi) to Post-Effective Amendment No. 95 to the Trust's Registration Statement filed with the SEC on March 19, 2014 (SEC Accession No. 0001104659-14-020990) and incorporated herein by reference.

Form of Sub-Advisory Agreement made by and among the Trust, WHV Investment Management, Inc. and EAM Global, LLC was previously filed with the SEC as exhibit 28(d)(xxiv) to Post-Effective Amendment No. 95 to the Trust's Registration Statement filed with the SEC on March 19, 2014 (SEC Accession No. 0001104659-14-020990) and incorporated herein by reference.

Amended and Restated Schedule A and B to Investment Advisory Agreement with WHV Investment Management, Inc. (formerly, Wentworth, Hauser and Violich, Inc.) was previously filed with the SEC as exhibit 28(d)(iii)(B) to Post-Effective Amendment No. 99 to the Trust's Registration Statement filed with the SEC on May 15, 2014 (SEC Accession No. 0001104659-14-039428) and
incorporated herein by reference.

Form of Amended and Restated Schedule A and B to Investment Advisory Agreement with Gotham Asset Management, LLC was previously filed with the SEC as exhibit 28(d)(xii)(C) to Post-Effective Amendment No. 99 to the Trust's Registration Statement filed with the SEC on May 15, 2014 (SEC Accession No. 0001104659-14-039428) and incorporated herein by reference.

Investment Advisory Agreement with Mount Lucas Management LP, was previously filed with the SEC as exhibit 28(d)(xxii) to Post-Effective Amendment No. 99 to the Trust's Registration Statement filed with the SEC on May 15, 2014 (SEC Accession No. 0001104659-14-039428) and incorporated herein by reference.

Investment Advisory Agreement with SkyBridge Capital II, LLC, was previously filed with the SEC as exhibit 28(d)(xxiii) to Post-Effective Amendment No. 99 to the Trust's Registration Statement filed with the SEC on May 15, 2014 (SEC Accession No. 0001104659-14-039428) and incorporated herein by reference.

(g) Copies of any merger or consolidation agreement, and other documents relevant to the information sought in sub-item 77M)

Agreement and Plan of Reorganization was previously filed with the SEC as Exhibit A in Post-Effective Amendment No. 1 to the Trust's Registration Statement on Form N-14 filed with the SEC on November 13, 2013 (SEC Accession No. 0001104659-13-083789)
and incorporated herein by reference.

Agreement and Plan of Reorganization was previously filed with the SEC as Appendix A in Post-Effective Amendment No. 1 to the Trust's Registration Statement on Form N-14 filed with the SEC on December 13, 2013 (SEC Accession No. 0001104659-13-090184)
and incorporated herein by reference.